UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

AMERICAN PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada 89169

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed, on January 9, 2014, American Pacific Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Flamingo Parent Corp., a Delaware corporation (“Parent”), and Flamingo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), both of which are affiliates of and controlled by H.I.G. Capital, LLC, a Delaware limited liability company (“H.I.G.”). Pursuant to the Merger Agreement, Merger Sub commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.10 per share, of the Company (the “Shares”), at a purchase price per Share of $46.50 (the “Offer Price”), net to the seller thereof in cash, without interest.

The Offer expired at 5:00 p.m., New York City time, on February 26, 2014. Continental Stock Transfer & Trust Company, in its capacity as depositary for the Offer, advised Parent and Merger Sub that, as of the expiration of the Offer, 5,771,139 Shares had been validly tendered and not properly withdrawn in the Offer, which tendered Shares represented approximately 68.1% of the Shares outstanding. On February 27, 2014, all Shares that were validly tendered and not properly withdrawn were accepted for payment by Merger Sub, and payment for such Shares is being made to the depositary, which is acting as agent for tendering stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

On February 27, 2014, as a result of its acceptance of, and commencement of payment for, the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). Accordingly, Parent and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL. In the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares owned by the Company as treasury stock, Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company or Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law) was converted into the right to receive the Offer Price, at the Effective Time.

Item 1.02	Termination of a Material Definitive Agreement.

On February 27, 2014, the Company terminated the senior secured credit agreement, dated as of October 26, 2012 (the “Credit Facility”), by and among the Company, as borrower, the lenders party thereto (the “Lenders”), and KeyBank National Association, as the swing line lender, issuer of letters of credit under the Credit Facility and as the administrative agent of the Lenders. In connection with the termination of the Credit Facility, the Company repaid in full the Company’s obligations under the Credit Facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on February 27, 2014, Merger Sub accepted for payment and began paying for all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Offer’s expiration, and shortly thereafter, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. At the Effective Time, the Company became a wholly owned subsidiary of Parent. As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2014, incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 27, 2014, in connection with the consummation of the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) of its intent to remove the Shares from listing on NASDAQ and requested that NASDAQ file a delisting application with the SEC to delist and deregister the Shares. On February 27, 2014, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

As of the Effective Time, each outstanding Share (other than Shares owned by the Company as treasury stock, Shares owned by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company or Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law) was converted automatically into the right to receive an amount in cash equal to the Offer Price, without interest.

The information disclosed in the Introductory Note and under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger under Section 251(h) of the DGCL on February 27, 2014, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly owned subsidiary of Parent. The information disclosed in the Introductory Note and under Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, each of John R. Gibson, Jan H. Loeb, William F. Readdy, Ian D. Haft, Barbara Smith Campbell, C. Keith Rooker, Charlotte E. Sibley, Joseph Carleone, Berlyn D. Miller and Bart Weiner tendered their respective resignations as directors from the Company’s board of directors (the “Board”) and from all committees of the Board on which such directors served, effective as of the Effective Time.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time were appointed as directors of the Company from and after the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, as of the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated so as to read in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference herein.

Item 8.01	Other Events.

On February 27, 2014, the Company and H.I.G. issued a joint press release announcing the expiration and results of the Offer and the anticipated consummation of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 9, 2014, by and among American Pacific Corporation, Flamingo Merger Parent Corp. and Flamingo Merger Sub Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Pacific Corporation with the Securities and Exchange Commission on January 10, 2014).
3.1	Amended and Restated Certificate of Incorporation of American Pacific Corporation, dated as of February 27, 2014.
3.2	Amended and Restated By-laws of American Pacific Corporation, dated as of February 27, 2014.
99.1	Joint Press Release issued by American Pacific Corporation and H.I.G. Capital, LLC on February 27, 2014 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 7 to the Schedule TO of Flamingo Merger Sub Corp. filed with the Securities and Exchange Commission on February 27, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PACIFIC CORPORATION

By:	/s/ JOSEPH CARLEONE
Name:	Joseph Carleone
Title:	President and Chief Executive Officer (Principal Executive Officer)

Dated: February 27, 2014

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 9, 2014, by and among American Pacific Corporation, Flamingo Merger Parent Corp. and Flamingo Merger Sub Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Pacific Corporation with the Securities and Exchange Commission on January 10, 2014).
3.1	Amended and Restated Certificate of Incorporation of American Pacific Corporation, dated as of February 27, 2014.
3.2	Amended and Restated By-laws of American Pacific Corporation, dated as of February 27, 2014.
99.1	Joint Press Release issued by American Pacific Corporation and H.I.G. Capital, LLC on February 27, 2014 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 7 to the Schedule TO of Flamingo Merger Sub Corp. filed with the Securities and Exchange Commission on February 27, 2014).